Exhibit 99.1

ExamWorks Completes Acquisition of MedAllocators and Ability Services Network;

Announces the Formation of ExamWorks Clinical Solutions;

Announces Acquisition of Solomon Associates

ATLANTA, GA. June 6, 2014 - ExamWorks Group, Inc. (NYSE: EXAM), a leading provider of independent medical examinations, peer reviews, bill reviews, Medicare compliance and related services (“IME services”), announced today that the Company completed the acquisition of 100% of the share capital of Ability Services Network, Inc. (“ASN”) and its subsidiary MedAllocators, Inc. (“MedAllocators”) for an all cash purchase price of $80 million. ExamWorks financed the purchase price with proceeds from its senior revolving credit facility.

The acquisitions of ASN and MedAllocators follows the Gould & Lamb acquisition completed in February 2014. ExamWorks also announces the creation of ExamWorks Clinical Solutions to manage its expanding Medicare compliance business under the leadership of Ken Loffredo. Mr. Loffredo previously served as Chief Executive Officer of ASN and MedAllocators and will have the same position at ExamWorks Clinical Solutions.

Additionally, the Company announced the acquisition of substantially all the assets of Solomon Associates, Inc. (“Solomon”), which was completed on May 30, 2014. Solomon is based in Pennsylvania and is a provider of IMEs and peer reviews for automotive, disability, liability and workers’ compensation claims.

These acquisitions are expected to contribute annual revenues and adjusted EBITDA of approximately $38.0 million and $11.3 million, respectively. The ASN and MedAllocators acquisition expands ExamWorks’ ability to provide cost containment solutions, adds case management capabilities and resources for workers’ compensation and disability clients and solidifies ExamWorks’ position as the leading national provider of Medicare compliance services for workers’ compensation and liability claims. The acquisition of Solomon expands the Company’s presence in the Pennsylvania market. As a result of the acquisitions, the U.S. service center network will increase from 43 to 45, giving ExamWorks 65 service centers globally.

Commenting on today's announcement, Richard E. Perlman, Executive Chairman of ExamWorks said: "We are pleased to welcome MedAllocators, ASN, Solomon and their professionals into the family of ExamWorks companies. The Medicare compliance market place is highly fragmented. We believe our acquisition of leading Medicare compliance service companies will result in the creation of a business with the scale and resources to be recognized by customers as the industry standard to service their needs on a national basis. We are pleased that ExamWorks Clinical Solutions will be led by one of the industry’s most talented and highly regarded veteran professionals, Ken Loffredo."

Ken Loffredo, CEO of ExamWorks Clinical Solutions, said: “MedAllocators and ASN are pleased to join the ExamWorks family. Our unique portals for Medicare compliance, complex claims and pharmaceutical suite of services, case management, credentialed clinical professionals, national sales and service center footprint combined under the ExamWorks brand is the ideal platform to increase our position as the leading Medicare compliance provider. Our clients will continue to receive exceptional service and an ever expanding set of capabilities and applications to assist in the informed resolution of complex medical claims and cost containment strategies.”

The Company will discuss these acquisitions on its second quarter 2014 earnings conference call.

Covington Associates, LLC served as financial advisor and Mintz Levin Cohn Ferris Glovsky and Popeo PC served as legal advisor to MedAllocators.

About ExamWorks Group

ExamWorks Group, Inc. (NYSE: EXAM) is a leading provider of independent medical examinations, peer reviews, bill reviews, Medicare compliance and related services (“IME services”). We help our clients manage costs and enhance their risk management processes by verifying the validity, nature, cause and extent of claims, identifying fraud and providing fast, efficient and quality IME services. ExamWorks is focused on providing clients a national presence while maintaining the local service and capabilities they need and expect.

About MedAllocators, Inc.

MedAllocators, Inc., an ASN Company, is a leading Medicare compliance and complex claims services company. Through a national network of expert clinical, pharmaceutical and medical advisors and case managers, MedAllocators provides a broad range of Medicare compliance services, complex claims and clinical solutions and resolution services to corporations, insurers, government and the legal profession. Services are designed to ensure Medicare compliance, control costs and eliminate unnecessary medical and pharmaceutical expenditures while preserving high quality standards of care. MedAllocators was founded in 2005 and is located in Lawrenceville, Georgia.

About Ability Services Network, Inc.

Ability Services Network, Inc. (“ASN”) is a leading provider of case management and technology services that offer true medical recovery solutions. ASN is URAC accredited for Case Management. CaseWorks™, ASN’s proprietary platform, offers an efficient proactive solution to address the challenges of workers’ compensation claims. CaseWorks enables employers, employees and all claims professionals to manage the medical well-being of an injured worker, while expediting maximum medical improvement and delivering an expedited return to work. Ability Services Network was founded in 2000 and is located in Lawrenceville, Georgia.

Non-GAAP Financial Measures

In connection with the ongoing operation of our business, our management regularly reviews Adjusted EBITDA, a non-GAAP financial measure, to assess our performance. We define Adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, acquisition-related transaction costs, share-based compensation expenses, and other expenses. We believe that Adjusted EBITDA is an important measure of our operating performance because it allows management, lenders, investors and analysts to evaluate and assess our core operating results from period to period after removing the impact of changes to our capitalization structure, acquisition-related costs, income tax status, and other items of a non-operational nature that affect comparability.

We believe that various forms of the Adjusted EBITDA metric are often used by analysts, investors and other interested parties to evaluate companies such as ours for the reasons discussed above. Additionally, Adjusted EBITDA is used to measure certain financial covenants in our credit facility. Adjusted EBITDA is also used for planning purposes and in presentations to our Board of Directors as well as in our incentive compensation programs for our employees.

Non-GAAP information should not be construed as an alternative to GAAP information, as the items excluded from the non-GAAP measures often have a material impact on our financial results. Management uses, and investors should use, non-GAAP measures in conjunction with our GAAP results.

Forward Looking Statements

Statements made in this press release that express ExamWorks' or management's intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements, which ExamWorks intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements often include words such as "may," "will," "should," "believe," "expect," "anticipate," "intend," "plan," "estimate," or the negative of these terms or other similar expressions that convey uncertainty of future events or outcomes. Forward-looking statements may include information concerning ExamWorks' possible or assumed future results of operations, including descriptions of ExamWorks' revenues, profitability, outlook and overall business strategy. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to ExamWorks' operations and business environment, all of which are difficult to predict and many of which are beyond ExamWorks' control. Although ExamWorks believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many uncertainties and factors could affect ExamWorks' actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including but not limited to: our ability to implement our growth strategy and acquisition program; our ability to integrate completed acquisitions; our expansion into international markets; our increasing reliance on national account clients; our ability to secure additional financing; regulation of our industry; our information technology systems and the risk of security and data breaches; our ability to protect our intellectual property rights and other information; our ability to compete successfully with our competitors; our ability to monitor and retain qualified physicians and other medical providers; our ability to obtain, retain and grow customer relationships; our ability to provide accurate health-related risk assessment analyses of data; our ability to comply with existing and future regulation; our ability to retain key management personnel; and restrictions in our credit facility, senior notes indenture and future indebtedness. In addition, the risks discussed in our periodic reports, registration statements and other filings with the Securities and Exchange Commission could cause actual results to differ materially from the results anticipated by forward-looking statements.

You should keep in mind that any forward-looking statement made by ExamWorks herein, or elsewhere, speaks only as of the date on which made. ExamWorks expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in ExamWorks' expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

CONTACT:
J. Miguel Fernandez de Castro
404-952-2400
Senior Executive Vice President and Chief Financial Officer
investorrelations@examworks.com

SOURCE: ExamWorks Group, Inc.